DocuSign Envelope ID: 03323FFA-F459-4999-ACA9-9F42CE3D2DC2

AMENDMENT 2022-1 TO THE
ADT LLC SUPPLEMENTAL SAVINGS AND INVESTMENT PLAN

The ADT LLC Supplemental Savings and Retirement Plan, is hereby amended effective January 1, 2022 as follows:

1. A new Section 10.20 (Special Rule for Beneficiaries) is added to the Plan as follows:

"Notwithstanding anything in the Plan to the contrary, if a Participant's Beneficiary is involved in the death of the Participant such that the Beneficiary would be blocked from receiving an inheritance from the Participant under the laws of the state in which the Participant's death occurred, then such Beneficiary will be deemed to have predeceased the Participant and shall not be treated as a Beneficiary under the Plan."

DocuSign Envelope ID: 03323FFA-F459-4999-ACA9-9F42CE3D2DC2

[signature page follows]

[Signature Page to the Certificate of Committee Action adopting Amendment 2022-1 to the SSRP, Amendment 2022-1 to the Pension Plan, and Amendment 2022-2 to the RSIP]

Executed as of this ____ day of __________, 2022.

10/24/2022 | 2:19:58 PM PDT	DocuSigned by: Brian Casey 31C78620CC33499...
Date	Brian Casey
10/24/2022 | 5:21:18 PM EDT	DocuSigned by: Dan Pikelny 51A37FFD979B459...
Date	Dan Pikelny
10/28/2022 | 8:55:49 AM EDT	DocuSigned by: 406D9CAD5CD945D...
Date	Peeyush Agarwal

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